EXHIBIT 10.1
FOURTH AMENDMENT TO CREDIT AGREEMENT

This Fourth Amendment to Credit Agreement (“Amendment”) is effective as of June 30, 2023 and is entered into by and among FIVE POINT OPERATING COMPANY, LP, a Delaware limited partnership (“Borrower”), ZIONS BANCORPORATION, N.A., dba CALIFORNIA BANK & TRUST (“CBT”), as the administrative agent (“Administrative Agent”) for itself as a lender and lenders, COMERICA BANK, a Texas banking association (“Comerica”), JPMORGAN CHASE BANK, N.A., a national banking association (“JPMorgan”), CITIBANK, N.A. (“Citibank” and collectively with CBT as a lender, Comerica, and JPMorgan, the “Lenders” and each individually a “Lender”), with respect to that certain Credit Agreement by and among Administrative Agent, Borrower and Lenders dated as of April 18, 2017, as amended by that certain First Amendment to Credit Agreement dated as of November 8, 2017, that certain Second Amendment to Credit Agreement dated as of May 10, 2019 and that Third Amendment to Credit Agreement dated as of April 19, 2021 (the “Third Amendment” and collectively with the Credit Agreement and prior amendments, as further amended, restated and otherwise modified, the “Credit Agreement”) pursuant to which Lenders have provided Borrower with a line of credit in the original aggregate maximum commitment amount of $125,000,000.00 (the “Loan”). Except to the extent expressly defined herein, each capitalized term shall mean as defined in the Credit Agreement.
RECITALS
A.    In connection with the Loan, Borrower also executed (i) that certain Note dated as of April 18, 2017 in favor of CBT as a Lender in the original face amount of $50,000,000.00 (as amended, restated and otherwise modified, the “CBT Note”), (ii) that certain Note dated as of November 8, 2017 in favor of Comerica in the original face amount of $25,000,000.00 (as amended, restated and otherwise modified, the “Comerica Note”), (iii) that certain Note dated as of November 8, 2017 in favor of JPMorgan in the original face amount of $25,000,000.00 (as amended, restated and otherwise modified, the “JPMorgan Note”), and (iv) that certain Note dated as of November 8, 2017 in favor of Citibank in the original face amount of $25,000,000.00 (as amended, restated and otherwise modified, the “Citibank Note” and together with the CBT Note, the Comerica Note and the JPMorgan Note, collectively, the “Notes”). The Loan is also guaranteed by certain Domestic Subsidiaries of the Borrower pursuant to that certain Guaranty dated as of April 18, 2017 in favor of Administrative Agent for the benefit of Lenders, as modified by that certain Joinder to Guaranty dated November 30, 2017 (collectively, and as may be amended, restated, or otherwise modified, the “Guaranty”). The Credit Agreement, the Notes, the Guaranty and all other agreements, documents, and instruments evidencing, supporting and otherwise relating to the Loan, as each may be amended, modified, extended or restated from time to time, are sometimes referred to individually and collectively as the “Loan Documents”. Hereinafter, the Loan Documents shall mean such documents as modified by this Amendment.
B.    In accordance with the Credit Agreement, including Section 2(c) of the Addendum attached to the Third Amendment, (i) Administrative Agent has determined in good faith that the Eurodollar Rate will no longer be available effective as of July 1, 2023 and, as a result thereof a Term SOFR Transition Event will occur as of that date and the existing Benchmark must be replaced with a Benchmark Replacement based on SOFR, (ii) Administrative Agent has provided written notice to the Loan Parties and Lenders thereof pursuant to that certain letter dated as of May 15, 2023 entitled “Term SOFR Notice; Notice of Conversion from Eurodollar to SOFR – Five Point Unsecured Revolver Facility” and (iii) Administrative Agent has determined that in connection with the implementation of that Benchmark Replacement, certain Benchmark Replacement Conforming Changes are required to be made, all as set forth below.
AGREEMENT
WHEREFORE, based on the foregoing, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Agreement is hereby deemed amended as of the date first set forth above as follows:
1.Benchmark Replacement Conforming Changes to Definitions.

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a.Each of the following definitions as presently set forth in the Credit Agreement are hereby deemed deleted:
i)“Benchmark Replacement Adjustment”;
ii)“Benchmark Replacement Date”;
iii)“Daily Eurodollar Rate”, with any reference to Daily Eurodollar Rate in the Credit Agreement being deemed a reference to SOFR;
iv)“Eurodollar Rate”, with any reference to Eurodollar Rate in the Credit Agreement being deemed a reference to SOFR 1 Month Term Index Rate;
v)“Eurodollar Rate Loan”, with any reference to Eurodollar Rate Loan in the Credit Agreement being deemed a reference to a “SOFR Loan”;
vi)“Interest Period”; with any reference to Interest Period in the Credit Agreement being deemed deleted such that Borrower shall not be able to select any applicable Interest Period for an Interest Rate; and
vii)“London Banking Day”.
b.Each of following definitions as presently set forth in the Credit Agreement are hereby deemed amended and restated in their entirety as follow:
i)“Applicable Rate” means the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Pricing Level	Consolidated Leverage Ratio	Applicable Rate for Undrawn Fees	Applicable Rate for determining Interest Rate and for Letter of Credit Fees
1	<30%	0.30%	1.75%
2	>30% but <40%	0.35%	2.00%

ii)“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (a) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of any interest period or (b) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date.
iii)“Base Rate” means SOFR plus the SOFR Adjustment; provided that, if for any reason SOFR is unavailable, Base Rate shall mean the per annum rate of interest equal to the Federal Funds Rate plus one-half percent (0.50%).

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iv)“Base Rate Loan” means a Loan that bears interest at the Base Rate.
v)“Benchmark” means initially, the SOFR 1 Month Term Index Rate; provided that if a replacement of the Benchmark has occurred pursuant to Section 3.03, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof
vi)“Benchmark Loan” means any and all Loans, each bearing interest at the then applicable Benchmark. For avoidance of doubt, any references in the Credit Agreement to Eurodollar Rate Loan or Base Rate Loan shall be deemed a reference to a “Benchmark Loan”.
vii)“Benchmark Replacement” means for any Available Tenor, the spread adjustment selected or recommended by the Relevant Governmental Body for the replacement of the tenor of SOFR with a Benchmark based rate having approximately the same length as the then applicable Benchmark index rate with an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by Administrative Agent as the replacement for such Available Tenor of such Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for U.S. dollar-denominated syndicated credit facilities at such time; provided that, if the Benchmark Replacement as determined pursuant to the above would be less than 0.00%, then the Benchmark Replacement will be deemed to be 0.00% for the purposes of this Agreement and the other Loan Documents. As used herein, the term “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.
viii)“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including any conforming changes to the definitions of Interest Rate, Interest Index Rate, Interest Rate Adjustment Date, Interest Rate Determination Date, “Business Day,” and “Interest Period,” the timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that Administrative Agent decides (and in consultation with the Borrower so long as no Event of Default then exists) may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents; provided that any such decision or determination will be in consultation with the Borrower so long as no Event of Default then exists).
ix)“Benchmark Transition Event” means, with respect to any then-current Benchmark, the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark, the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or

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resolution authority over the administrator for such Benchmark, announcing or stating that (a) such administrator has ceased or will cease on a specified date to provide all Available Tenors of such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark or (b) all Available Tenors of such Benchmark are or will no longer be representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored.
x)“Business Day” means any day on which Administrative Agent and other financial institutions located in California are open and conducting business but expressly excluding Saturday, Sunday and any holiday officially recognized by the State of California or the United States of America; provided that, (a) with respect to any determination of the SOFR 1 Month Term Index Rate, the term “Business Day” shall also exclude any day on which such index rate is not published by the SOFR Administrator and (b) with respect to any determination of any Benchmark Replacement, the term “Business Day” shall also exclude any day on which such Benchmark Replacement is not published by the administrator of the applicable Benchmark. For avoidance of doubt, any references in the Credit Agreement to Eurodollar Rate shall be deemed a reference to SOFR 1 Month Term Index Rate.
xi)“Interest Payment Date” shall mean the first Business Day of each calendar month.
xii)“SOFR” means a rate per annum equal to (a) the secured overnight financing rate for such Business Day published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org (or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator of the secured overnight financing rate from time to time) plus (b) the SOFR Adjustment. For avoidance of doubt, any references in the Credit Agreement to Daily Eurodollar Rate shall be deemed a reference to SOFR.
xiii)“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
xiv)“Type” means , with respect to a Committed Loan, its character as a Base Rate Loan or a SOFR Loan.
c.The each of following new definitions are hereby deemed inserted in alphabetical order into Section 1.01 of the Credit Agreement:
i)“Interest Determination Date” means that date upon which Administrative Agent determines the Interest Index Rate, which date shall be two U.S. Government Securities Business Days prior to the Interest Rate Adjustment Date (provided that, if the Interest Index Rate for such Business Day is not published due to any circumstance that Administrative Agent deems in its sole discretion to be temporary, such date shall be the immediately preceding Business Day upon which such Interest Index Rate is published). As used hereinabove, “U.S. Government Securities Business Days” means any day except for (a) a Saturday, (b) a Sunday) or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
ii)“Interest Index Rate” means (a) with respect to any SOFR Loan, the SOFR 1 Month Term Index Rate and (b) with respect to any Base Rate Loan, the Base Rate, in each case, as such Interest Index Rate is determined by Administrative Agent on each Interest Rate Determination Date.

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iii)“Interest Rate” means with respect to any SOFR Loan or any Base Rate Loan, the sum of the Interest Index Rate applicable thereto plus the Applicable Rate as such Interest Rate is adjusted from time to time by Administrative Agent as of each Interest Rate Adjustment Date.
iv)“Interest Rate Adjustment Date” means (a) with respect to the first Interest Rate Adjustment Date, July 1, 2023 and (b) at all times thereafter, the first day of each Calendar Month.
v)“SOFR Adjustment” means 0.10%.
vi)“SOFR Loan” means a Committed Loan that bears interest at a rate based on the SOFR 1 Month Term Index Rate.
vii)“SOFR 1 Month Term Index Rate” means (a) the rate per annum as quoted by CME Group Benchmark Administration Limited as the CME Term SOFR 1 Month, as quoted for U.S. Dollars by Bloomberg, or other comparable services selected by Administrative Agent plus (b) the SOFR Adjustment; provided that, if the SOFR 1 Month Term Index Rate as determined pursuant to the above would be less than 0.00%, then the SOFR 1 Month Term Index Rate will be deemed to be 0.00% for the purposes of this Agreement and the other Loan Documents. The SOFR 1 Month Term Index Rate is to be strictly interpreted and is not intended to serve any purpose other than providing an index to determine the interest rate used herein. The SOFR 1 Month Term Index Rate may not necessarily be the same as the quoted offer side in any time deposit market by any particular institution or service applicable to any interest period and it is not necessarily the lowest rate charged by Administrative Agent on its loans. For avoidance of doubt, in the event of a Benchmark Transition Event with respect to the SOFR 1 Month Term Index Rate, all references to SOFR 1 Month Term Index Rate shall mean the Benchmark Replacement thereof.
2.Amendment to Section 2.02. Section 2.02 of the Credit Agreement is hereby amended as of the date first set forth above such that, notwithstanding anything to the contrary set forth in Section 2.02 of the Credit Agreement, Borrower shall not be entitled to select a Type but instead, interest shall accrue on the Loan at the SOFR 1 Month Term Index Rate subject only to any replacement thereof pursuant to the Benchmark Replacement provisions set forth in Section 3.03 of the Credit Agreement.
3.Amendment to Section 2.08(a). Section 2.08(a) of the Credit Agreement is hereby amended and restated in its entirety as of the date first set forth above as follows:
(a)Subject only to Section 3.03 below, interest shall accrue and be payable on the Loans at that rate per annum which is equal to the Interest Rate which is based on the SOFR 1 Month Term Index Rate plus the Applicable Rate, as calculated by Administrative Agent as of each Interest Rate Determination Date (other than in connection with any Benchmark Replacement which may be determined by Administrative Agent on a different date pursuant to Section 3.03 below) and taking effect as of each Interest Rate Adjustment Date. Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (i) the continuation of, administration of, submission of, calculation of or any other matter related to the SOFR 1 Month Term Index Rate or SOFR, or any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 3.03 below, will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the SOFR 1 Month Term Index Rate, SOFR or any other Benchmark Replacement prior to its discontinuance

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or unavailability or (ii) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the SOFR 1 Month Term Index Rate, SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to Borrower. Administrative Agent may select information sources or services in its reasonable discretion to ascertain the SOFR 1 Month Term Index Rate, SOFR or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
4.Amendment to Section 3.03. Section 3.03 of the Credit Agreement is hereby amended and restated in its entirety as of the date first set forth above as follows:
3.03 Future Benchmark Replacement.
(a)Benchmark Transition Date. Upon the occurrence of a Benchmark Transition Event, the Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders (and Borrower so long as no Event of Default then exists) without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders (or Borrower so long as no Event of Default then exists). At any time that any such objection has been received by Administrative Agent or the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, interest shall as if the Loans constitute a Base Rate Loan until Borrower’s receipt of notice from Administrative Agent that a Benchmark Replacement has replaced such Benchmark as provided herein.
(b)Benchmark Replacement Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement, Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.
(c)Notices; Standards for Decisions and Determinations. Administrative Agent will promptly notify Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by Administrative Agent pursuant to this Section, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent

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manifest error and may be made in its sole discretion and without consent from any other party hereto, except as expressly required pursuant to this Section or in the definition of Benchmark Replacement.
(d)Unavailability of Tenor of Benchmark. At any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the SOFR 1 Month Term Index Rate if applicable), then Administrative Agent may remove any tenor of such Benchmark that is unavailable or non-representative for Benchmark (including Benchmark Replacement) settings and (ii) Administrative Agent may reinstate any such previously removed tenor for Benchmark (including Benchmark Replacement) settings.
5.Deletion of Addendum A. Section 2.08(d), as created by the Third Amendment, together with Addendum A attached thereto, are hereby deemed deleted in their entirety.

6.Binding Effect. The Loan Documents as modified herein are binding upon, and inure to the benefit of Borrower, each Guarantor, Administrative Agent and Lenders and their respective successors and assigns to the extent any such assignment is permitted under the Credit Agreement. This Amendment, and the interpretation and enforcement thereof shall be in accordance with the general terms and conditions set forth in the Credit Agreement (as modified herein), including the notice provisions, consent to jurisdiction provisions, governing law provisions, waiver of jury and judicial reference provisions, and the integration, counterpart and severability provisions, with Administrative Agent, Lenders and Borrower being entitled to the benefits thereof and being bound thereby.
    The Parties hereto each acknowledge and agree that this Amendment, including each of the provisions set forth above, constituting Benchmark Replacement Conforming Changes, are hereby deemed implemented and effective as of the date first set forth above, with the Credit Agreement being deemed amended by this Amendment.

[Reminder of Page Intentionally Blank – Signature Pages Follow]

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EXHIBIT 10.1
    IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

BORROWER:
FIVE POINT OPERATING COMPANY, LP,
a Delaware limited partnership

By:    Five Point Opco GP, LLC, a Delaware limited liability company, its managing general partner

By:     /s/Leo Kij
Name:     Leo Kij
Title:     Chief Financial Officer, Treasurer and Vice President

By:     /s/Michael Alvarado
Name:     Michael Alvarado
Title:     Chief Legal Officer, Vice President and Secretary

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EXHIBIT 10.1
IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

ADMINISTRATIVE AGENT:

ZIONS BANCORPORATION, N.A. dba CALIFORNIA BANK & TRUST, as Administrative Agent

By: /s/Sean Reilly
Name:     Sean Reilly
Title:     Vice President

LENDER:

ZIONS BANCORPORATION, N.A. dba CALIFORNIA BANK & TRUST, as a Lender and L/C Issuer
By: /s/Sean Reilly
Name:     Sean Reilly
Title:     Vice President

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EXHIBIT 10.1
IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

CITIBANK, N.A.

By: /s/Michael Vondriska
Name:     Michael Vondriska
Title:     Vice President

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EXHIBIT 10.1
IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

COMERICA BANK

By: /s/Jonathan R. Ward
Name:     Jonathan R. Ward
Title:     VP Western Market

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EXHIBIT 10.1
IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

JPMORGAN CHASE BANK, N.A.,
a national banking association

By: /s/Nadeige Dang
Name:     Nadeige Dang
Title:     Executive Director

[End of Signature Pages]

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EXHIBIT 10.1
CONSENT AND AGREEMENT OF GUARANTORS

The undersigned Guarantors hereby consent to the foregoing Fourth Amendment to Credit Agreement (“Amendment”). Except to the extent expressly defined herein, each capitalized term shall mean as defined in the Amendment. The undersigned further acknowledge, represent and warrant to Administrative Agent and Lenders that (a) the undersigned have received a copy of the Amendment, have read the Amendment, understand the Amendment, have discussed the Amendment with Borrower, have sought independent advice from counsel with respect to the Amendment or, although having the time and opportunity to do so, have elected not to seek such independent advice, and thereafter has fully, finally and unconditionally consented to the Amendment, (b) the Guaranty as may be modified by the Amendment (and as otherwise may have been restated, amended or otherwise modified) continues to be the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, subject only to bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors’ rights generally and by equitable principles of general application, (c) notwithstanding anything to the contrary set forth in any other agreement, instrument or other document, each Guarantor acknowledges and agrees that it is not a primary obligor along with Borrower under the Loan and that the obligations of each Guarantor under the Loan Documents to which it is a party constitute separate, independent and valid obligations of such Guarantor and (d) each Guarantor is not aware of any claims, counterclaims, defenses, or off-sets with respect to the enforcement against any Guarantor of the Loan Documents to which it is a party exist.
Each Guarantor further acknowledges and agrees that, notwithstanding anything to the contrary set forth in any Guaranty, no Guarantor shall be deemed to be a guarantor of any applicable swap obligations if such Guarantor is not an “Eligible Contract Participant” as defined in § 1(a)(18) of the Commodity Exchange Act and the applicable rules issued by the Commodity Futures Trading Commission and/or the Securities and Exchange Commission (collectively, and as now or hereafter in effect, “the ECP Rules”) to the extent that the providing of such guaranty by such Guarantor would violate the ECP Rules or any other applicable law or regulation. This paragraph shall not affect any obligations of any Guarantor other than any obligations of such Guarantor with respect to any such swap obligations, nor shall it affect the obligations of any Guarantor who qualifies as an Eligible Contract Participant.
[Signature Pages Follow]

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EXHIBIT 10.1
IN WITNESS WHEREOF, the undersigned have entered into this Consent and Agreement of Guarantors as of the date of the Amendment.
GUARANTORS:

THE SHIPYARD COMMUNITIES, LLC
By:    Five Point Operating Company, LP,
its manager

By:    Five Point Opco GP, LLC,
    its managing general partner

By:     /s/Leo Kij
Name:     Leo Kij
Title:     Chief Financial Officer, Treasurer and Vice President

By:     /s/Michael Alvarado
Name:     Michael Alvarado
Title:     Chief Legal Officer, Vice President and Secretary

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EXHIBIT 10.1
IN WITNESS WHEREOF, the undersigned have entered into this Consent and Agreement of Guarantors as of the date of the Amendment.

FIVE POINT LAND, LLC
By:    Five Point Operating Company, LP,
its manager

By:    Five Point Opco GP, LLC,
    its managing general partner

By:     /s/Leo Kij
Name:     Leo Kij
Title:     Chief Financial Officer, Treasurer and Vice President

By:     /s/Michael Alvarado
Name:     Michael Alvarado
Title:     Chief Legal Officer, Vice President and Secretary

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EXHIBIT 10.1
IN WITNESS WHEREOF, the undersigned have entered into this Consent and Agreement of Guarantors as of the date of the Amendment.

FIVE POINT COMMUNITIES MANAGEMENT, INC.
By:     /s/Leo Kij
Name:     Leo Kij
Title:     Chief Financial Officer, Treasurer and Vice President

By:     /s/Michael Alvarado
Name:     Michael Alvarado
Title:     Chief Legal Officer, Vice President and Secretary

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EXHIBIT 10.1
IN WITNESS WHEREOF, the undersigned have entered into this Consent and Agreement of Guarantors as of the date of the Amendment.
FIVE POINT COMMUNITIES, LP
By:    Five Point Communities Management, Inc.,
    its general partner
By:     /s/Leo Kij
Name:     Leo Kij
Title:     Chief Financial Officer, Treasurer and Vice President

By:     /s/Michael Alvarado
Name:     Michael Alvarado
Title:     Chief Legal Officer, Vice President and Secretary

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EXHIBIT 10.1
IN WITNESS WHEREOF, the undersigned have entered into this Consent and Agreement of Guarantors as of the date of the Amendment.
FIVE POINT HERITAGE FIELDS, LLC

By:    Five Point Operating Company, LP,
its manager

By:    Five Point Opco GP, LLC,
    its managing general partner

By:     /s/Leo Kij
Name:     Leo Kij
Title:     Chief Financial Officer, Treasurer and Vice President

By:     /s/Michael Alvarado
Name:     Michael Alvarado
Title:     Chief Legal Officer, Vice President and Secretary

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EXHIBIT 10.1
IN WITNESS WHEREOF, the undersigned have entered into this Consent and Agreement of Guarantors as of the date of the Amendment.

FIVE POINT CAPITAL CORP.
By:     /s/Leo Kij
Name:     Leo Kij
Title:     Chief Financial Officer, Treasurer and Vice President

By:     /s/Michael Alvarado
Name:     Michael Alvarado
Title:     Chief Legal Officer, Vice President and Secretary

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